UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On February 18, 2015, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), acting through a subsidiary of its operating partnership, entered into a Purchase and Sale Agreement and Joint Escrow Instructions (as amended from time to time, the “Purchase Agreement”), with subsidiaries of Fountains Senior Living Holdings, LLC, part of Arcapita (collectively, “Sellers”), for the purchase from the Sellers of a portfolio of continuing care retirement communities (“CCRCs”), nine of which are operated as rental CCRCs (the “Rental Properties”) and six of which are operated as entrance fee CCRCs (the “Entrance Fee Properties,” and together with the Rental Properties, the “Portfolio”), for an aggregate gross purchase price of approximately $640 million. The Portfolio contains approximately 3,637 units (including 23 contracted life estate units), 65% of which are Rental Properties and 35% of which are Entrance Fee Properties, and is located in 11 states. On April 9, 2015, NorthStar Healthcare’s deposit of approximately $20 million toward the purchase of the Portfolio became non-refundable, subject to customary closing conditions as more fully described in the Purchase Agreement.

At the closing of the Purchase Agreement (the “Closing”), the Entrance Fee Properties will be purchased by NorthStar Healthcare, through one or more of its subsidiaries, and leased to affiliates of The Freshwater Group, Inc. (“Freshwater”) pursuant to a master net lease. At the Closing, the Rental Properties will be purchased by a joint venture (the “Joint Venture”) formed on April 9, 2015 between NorthStar Healthcare, through one or more of its subsidiaries, and affiliates of Freshwater, and will be held under a RIDEA structure. NorthStar Healthcare and Freshwater own 97% and 3%, respectively, of the ownership interests in the Joint Venture.

Pursuant to the limited liability company agreement of the Joint Venture (the “JV Agreement”), NorthStar Healthcare is the manager and controls the Joint Venture’s business and affairs, subject to Freshwater’s consent with respect to certain major decisions. Under the terms of the JV Agreement, subject to satisfaction of certain return thresholds being satisfied, all distributions of net operating cash flow will be made to NorthStar Healthcare and to Freshwater on a pro rata basis in accordance with each party’s percentage interest in the Joint Venture. Distributions of capital and other proceeds are based on certain performance thresholds in accordance with the JV Agreement. The JV Agreement also contains customary forced sale, buy-sell and other liquidity provisions.

Watermark Retirement Communities, Inc., a national operator of senior living facilities and an affiliate of Freshwater, will continue as the day-to-day operator of the Portfolio.

Pursuant to the Purchase Agreement, the Closing is scheduled to occur on June 1, 2015. The Closing is subject to a number of customary closing conditions, including, but not limited to, (i) the accuracy of the representations and warranties made by the parties in the Purchase Agreement and (ii) the compliance by the parties with their respective covenants in the Purchase Agreement, in each case subject to customary materiality qualifiers. There is no assurance that the acquisition of the Portfolio will close on the anticipated terms, or at all.

NorthStar Healthcare expects to finance the acquisition of the Portfolio with seven-year debt, with a fixed interest rate of 3.92%, equal to approximately 64% of the purchase price of the Portfolio. In connection with such financing, on April 10, 2015, NorthStar Healthcare delivered to the lender a rate-lock deposit in the amount of approximately $8 million, which is non-refundable except in limited circumstances.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, the agreements that are filed as exhibits to this Current Report on Form 8-K, which agreements are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of February 18, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.2	Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of March 25, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.3	Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 1, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.4	Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 8, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.5	Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 9, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.6	Limited Liability Company Agreement of Watermark Fountains Owner, LLC

Safe Harbor Statement
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, the conditions to Closing may not be satisfied in a timely manner or at all; the debt financing needed to fund a portion of the purchase price of the Portfolio may not be available on attractive terms, or at all; the actual amount of the debt financing as a percentage of the cost of the Portfolio; the impact of any losses from properties in the Portfolio on cash flows and returns; the ability of Watermark Retirement Communities to successfully manage the Portfolio; market rental rates and property level cash flows; changes in economic conditions generally and the real estate and debt markets specifically; the impact of local economics; the availability of investment opportunities; the availability of capital; the ability to achieve targeted returns; changes to generally accepted accounting principles; policies and rules applicable to REITs; and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.
(Registrant)

Date: April 15, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of February 18, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.2	Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of March 25, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.3	Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 1, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.4	Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 8, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.5	Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 9, 2015, by and among the Seller and Fountains Portfolio Owner, LLC
10.6	Limited Liability Company Agreement of Watermark Fountains Owner, LLC

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